LAIRD SUPERFOOD®

Q1 2024 Investors presentation

May 10th, 2024

Forward looking disclaimer

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on the Company's current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company's future financial performance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will", "seeks" or the negative of these terms or other comparable terminology. Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: the Company's limited operating history and ability to become profitable; the Company's reliance on third parties for raw materials and production of some of the Company's products, including liquid creamer products; the Company's ability to manage its growth and scale its manufacturing and processing capabilities and requirements effectively; the Company's future capital needs; the Company's ability to retain and grow its customer base; the Company's reliance on independent distributors for a substantial portion of its sales; the Company's ability to evaluate and measure its business, prospects and performance metrics; the Company's ability to compete and succeed in a highly competitive and evolving industry; the health of the premium organic and natural food industry as a whole; risks related to the Company's intellectual property rights and developing a strong brand; the Company's reliance on Laird Hamilton and Gabby Reece and other key employees, including key employees without long tenure with the Company; regulatory risks; risks related to the Company's international operations; the risk of substantial dilution from future issuances of equity securities of the Company; and other factors discussed in our reports filed with the Securities and Exchange Commission, including our Form S-1, and subsequent Quarterly Report(s) on Form 10-Q, and Annual Report(s) on Form 10-K.

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements that "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.

Third-Party Information: This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

Our Mission:

To fuel optimal daily performance by providing great-tasting, innovative, highest-quality superfoods that support the health and wellness journey of our consumers.



Laird Superfood was founded by two athletes and built to be a nutrition powerhouse to fuel their activities and life

Laird Hamilton



- Big Wave Surfer and pioneer of action water sports
- Innovator
- Author
- Fitness and nutrition expert
- LSF innovation leader – defines our mission and ingredient discovery

Gabby Reece



- The Gabby Reece show podcast host
- Best-selling author
- Former professional volleyball player
- First woman athlete to design a signature shoe with Nike
- LSF ingredient advisor – holds us true to our guardrails and innovation design

Laird Superfood Strategic "Plan on a Page"

1 Grow our core business
- Expand distro & improve MAPS
- Grow awareness and trial
- Optimize marketing efficiency

2 Innovate in Superfoods
- Expand existing product lines
- Execute packaging innovation
- Expand to new categories

3 Improve LSF Supply Chain
- Ensure capacity and flexibility
- Reduce operational costs
- Ensure product quality

4 Build critical capabilities and improve our work processes
- Hire/train/retain critical employees to elevate business performance
- Continue to simplify work processes and IT infrastructure

5 Improve our P+L and accelerate the path to profitability
- Optimize pricing and leverage scale to improve GM to a sustainable 38%+
- Execute annual ZOG or better
- Pursue consolidation opportunities within/adjacent to our core portfolio

LSF investment highlights

- ✓ Plant-based, clean, functional ingredients that are on-trend with consumers
- ✓ Large and growing addressable market across core categories
- ✓ Highly engaged founders with strong equity, reach and relevance
- ✓ Strong brand equity, net promoter score, and active social community
- ✓ Actively scaling digital platforms
- ✓ Management team with extensive experience in consumer goods
- ✓ Significant whitespace expansion opportunity at retail

LSF executive team with extensive experience



Jason Vieth

CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



Anya Hamill

CFO

- Chief Financial Officer since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at Danone North America
- Sr. Director of Finance at WhiteWave Foods



Martha Opela

VP, Marketing

- VP of Marketing since July 2023
- Marketing Director, Charlotte's Web
- Brand Management at WhiteWave Foods
- Brand Management at Dish Network



Jared Larkin

VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Operations and Finance for Picky Bars
- President of KIALOA Canoe Paddles



Steve Richie

General Counsel

- General Counsel since June 2022
- Head of HR since Jan 2023
- EVP, Legal and Human Resources, at Concentrix Corporation
- GC, Annie's, Inc.

The Laird Superfood portfolio spans large, attractive categories


LAIRD


LAIRD


LAIRD
PROTEIN BAR
+ADAPTOGENS


LAIRD
DAILY GREENS

	Liquid and Powder Coffee Creamers	Coffee, Tea and Hot Chocolate Products	Snack, Nutrition, Performance Bars	Hydration & Beverage Enhancing Supplements
Total Addressable Market (TAM)	$7.3 billion	$29.4 billion	$6.5 billion	$7.4 billion

Source: Mintel Report based on IRI InfoScan Reviews, CSPDailyNews.com, US Census Bureau, Economic Census/Mintel (Coffee/Tea, Creamers) , IRI 52WE 10/31/21 (Snack Bars), Future Market Insights & Grandview Research 2022 (Hydration/Bev Enhancing Supplements)

Consumers are upgrading to functional food and beverages

59%

Of consumers agree that functional drinks help them **accomplish their health goals**

83%

Of consumers claim to have **recently used beverages** containing at least one functional claim.

+39%

Growth in Functional / Mushroom based products in **Coffee & Creamers.**




SWEET & CREAMY
LAIRD
SUPERFOOD.
INSTANT LATTE
SWEET & CREAMY


SWEET & CREAMY
LAIRD
SUPERFOOD.
SUPERFOOD CREAMER.
+ ADAPTOGENS

Source: Mintel Functional Drinks Report April 2023, Customer LSF Segmentation Study Aug 2022, SPINS Natural Channel , MULO + Natural Channel 52 weeks ending 9/10/23

After a strong finish to '23, Q1 '24 retail sales are outpacing prior year



Laird Superfood Total Brand YOY $ Sales (MM) by Quad
Total Marketplace (MULO+NAT+WFM) (Does not include Bars and AO SPINS business*)
Retail Sales ($M)
2022
2023
2024
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
28-Jan: 1.1, 1.3, 1.6
25-Feb: 1.1, 1.3, 1.6
24-Mar: 1.2, 1.3, 1.7
23-Apr: 1.1, 1.3
21-May: 1.1, 1.2
18-Jun: 1.1, 1.4
16-Jul: 1.1, 1.3
13-Aug: 1.0, 1.2
10-Sep: 1.2, 1.4
8-Oct: 1.2, 1.6
5-Nov: 1.2, 1.5
3-Dec: 1.2, 1.5
31-Dec: 0.9, 1.7

	28-Jan	25-Feb	24-Mar	23-Apr	21-May	18-Jun	16-Jul	13-Aug	10-Sep	8-Oct	5-Nov	3-Dec	31-Dec
$ % Chg '23 vs. '22	+23%	+16%	+9%	+21%	+14%	+24%	+20%	+17%	+18%	+37%	+23%	+22%	+86%
$ % Chg '24 vs. '23	**+19%**	**+28%**	**+34%**										

Source: SPINS & Nielsen NIQ.
Categories included: Shelf Stable Coffee, Creams and Creamers
* AO SPINS business / Categories not included: Perf Mush, Hydrate, Hot Choc, Matcha, Greens

Strong Net Sales growth across all channels in Q1

Net Sales by channel, $M*


$8.1M
$9.9M
Club
Amazon
Retail
DTC
1.1
1.4
2.6
3.0
1.2
2.1
2.8
3.7
Q123
Q124
22% LSF
9% Club
48% Amazon
10% Retail
25% DTC

*Net Sales, as reported

TDPs continue to grow in both Natural and MULO Channels

Laird Superfood rolling 12-week distribution
(Does not include Bars and AO SPINS business*)



Total US – Natural Channel
+33%
Total Distribution Points
1,050
1,000
950
900
850
800
0
745
773
784
881
1,019
1,028
01/29/2023
04/23/2023
07/16/2023
10/08/2023
12/31/2023
03/24/2024



Total US - MULO
+23%
Total Distribution Points
32
31
30
29
28
27
26
25
24
0
29
25
24
28
29
31
01/29/2023
04/23/2023
07/16/2023
10/08/2023
12/31/2023
03/24/2024

Source: SPINS. Categories included: Shelf Stable Coffee, Creams and Creamers
* AO SPINS business / Categories not included: Perf Mush, Hydrate, Hot Choc, Matcha, Greens

Marketing will push further on content and valuable education

Establish LSF.com as Wellness Hub


Wellness Hub
Thu, May 02, 2024
Are Long-Term Coffee Drinkers Stronger? One Study Suggests So

Engaging Email Content with Strategic Promo Strategy


SPRING TIME HABIT STACKING INSPIRATION
1
After I enjoy my refreshing glass of Laird Superfood Daily Greens, I will take a brisk walk around the neighborhood.

Accelerate Successful Podcast Content


THE
SHAWN RYAN
SHOW
LAIRD HAMILTON
EP. #86 PART I


THE
GABBY REECE
SHOW

Laird Superfood is ready to lead the functional food category!



WE ARE LAIRD SUPERFOOD
Benefits you shouldn't have to live without
SUSTAINED ENERGY
BIOAVAILABILITY
BALANCE
LAIRD SUPERFOOD
THE POWER OF SUPERFOODS
Find related content
Down regulation breathing with Laird Hamilton
're just finished doing
mething exerting and
wanna calm yourself
down
NEW
LAIRD SUPERFOOD
ANTIOXIDANT
DAILY REDS
SINGLES
15 PACK
SINGLE SERVE
+ADAPTOGENIC MUSHROOMS
12g PROTEIN PER SERVING
PROTEIN CREAMER
SWEET & CREAMY

Q1 2024 Financial Performance



Financial highlights: Q1 Net Sales +22% and Gross Margin of 40%

- $9.9 million Net Sales, +22% versus prior year period. Double-digit growth in both Wholesale and E-commerce channels.
  - E-commerce: 59% of total Net Sales, 33% growth driven by DTC (+25%) and Amazon (+48%).
  - Wholesale: 41% of total Net Sales, 10% growth driven by Retail (+10%) and Club (+9%).
- 40% Gross Margin for the second consecutive quarter, driven by broad-based and sustained improvement in procurement, manufacturing, and distribution costs.
- Net Loss of $1.0 million, narrowed by over $3 million versus prior year period due to Gross Margin expansion and reduced Marketing and SG&A spend.
- Cash burn of $0.4 million versus $5.9 million burn in the prior year period.

Financial results

			YoY change
Q124	Net Sales	$9.9M	+$1.8M
	Gross Margin	40.0%	+1,690 bp
	OPEX	$5.1M	($1.1M)
	Net Income	($1.0M)	+$3.1M
Q123	Net Sales	$8.1M	
	Gross Margin	23.0%	
	OPEX	$6.2M	
	Net Loss	($4.1M)	

Gross Margin of 40% achieved for the 2nd consecutive quarter



+17 points
21%
19%
2%
18%
18%
23%
23%
19%
-23%
-5%
23%
27%
-4%
24%
24%
31%
30%
2%
40%
40%
1%
40%
40%
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Gross Margin as % of Net Sales excl one-time adj
One-time adjustments as % of Net Sales

- Unlike many peers, LSF Gross Margin includes a reduction for Distribution costs (i.e., is a "Landed Gross Margin")
- Improvement vs 2023 driven by closure of own LSF facilities and move to asset-light Supply Chain, as well as the transition to a new manufacturer for liquid creamer
- Q124 margin reflects the continued success of the new operating structure
- We are confident in our ability to sustain gross margins in the range of 37% - 41%

Net Loss narrowed every quarter over the last five quarters


$, Millions
+$3.1
Q1 22
-$6.7
-$7.4
-$14.1
Q2 22
$1.3
-$6.2
-$4.9
Q3 22
-$5.6
-$0.2
-$5.7
Q4 22
-$4.2
-$11.3
-$15.5
Q1 23
-$3.7
-$0.4
-$4.1
Q2 23
-$3.3
-$0.2
-$3.5
Q3 23
$0.1
-$2.8
-$2.7
Q4 23
$0.1
Q1 24
-$1.0
Net (Loss)/Income excl. one-time adj
One-time adjustments

Q124 Results

Net Sales, $M



+22%
$8.1
$9.9
Q123
Q124

Gross Profit, $M



+112%
$1.9
$4.0
Q123
Q124

Net Income/(Loss), $M



+$3.1M
-4.1
-1.0
Q123
Q124

Net Sales +22% due to:

- Wholesale +10%
  - Retail +10%
  - Club +9%
- E-commerce +33%
  - DTC +25%
  - Amazon +48%

Gross Margin of 40%, +17 points versus prior year driven by:

- transition to asset light co-packer model and 3rd party fulfillment
- lapping spend associated with product quality event in Q123

Net Loss improved by $3.1 million due to:

- expanded Gross Margin
- lower marketing and G&A spend

Q124 Sales Mix



Gross Sales by Product Line
1%
12%
18%
50%
19%
Coffee Creamers
Coffee, Tea, and Hot Chocolate Products
Hydration and Beverage Enhancing Supplements
Harvest Snacks and Other Food Items
Other



Net Sales by Channel
41%
59%
Wholesale
E-commerce

Total Cash (Burn)/Add


$, Millions
$0.3
-$4.3
-$2.7
-$3.5
-$3.2
-$5.9
-$1.3
-$3.2
-$0.4
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24

Targeting cash burn of less than $1 million in 2024


LSF projected cash balance ($M)
$7.7
$6.8
Dec 31 2023
Dec 31 2024 forecast*

- Cash burn expected in H12024 due to stepped up marketing investment and working capital needs driven by seasonal product inventory build.
- Cash rebuild expected during Q3-Q4 as we sell through seasonal inventory and decrease commercial investments at the end of the year.
- We have entered into a $2 million credit facility agreement to add further liquidity**.

*Management estimates, not guaranteed.
**See 10-Q for further details.

Total Cash (Burn)/Add



$, Millions
$0.3
-$4.3
-$2.7
-$3.5
-$3.2
-$5.9
-$1.3
-$3.2
-$0.4
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24

Targeting cash burn of less than $1 million in 2024


LSF projected cash balance ($M)
$7.7
$6.8
Dec 31 2023
Dec 31 2024 forecast*

- Cash burn expected in H12024 due to stepped up marketing investment and working capital needs driven by seasonal product inventory build.
- Cash rebuild expected during Q3-Q4 as we sell through seasonal inventory and decrease commercial investments at the end of the year.
- We have entered into a $2 million credit facility agreement to add further liquidity**.

*Management estimates, not guaranteed.
**See 10-Q for further details.

Gross Margin Outlook*



19.8%
30.4%
37.0%- 41.0%
FY22
FY23
FY24 and beyond*

FY22

- Margins dampened by underutilization and fixed overhead costs due to in-house manufacturing.
- Required inventory adjustments in support of changes to portfolio and business strategy.

FY23

- Partial year realization of co-packing model for both powder and liquid products.
- Increased trade promotion to drive step-up in awareness.
- Improvement in procurement costs.

FY24 and beyond

- Selective pricing/trade optimization.
- Normalized trade promotion spend.
- Full benefit of an asset light co-packing model.
- Continued cost optimization – product reformulation, process improvement, procurement/scale savings.

* Management estimates, not guaranteed; excluding any one-time charges and benefits.

Full Year 2024 outlook*

2024
Net Revenue

$38 – $42 Million

2024
Gross Margin

37% - 41%

* Management estimates, not guaranteed; excluding any one-time charges and benefits.